Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Air Products and Chemicals, Inc. (the “Company”) on Form 10-Q for the period ending 31 December 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, John P. Jones III, Chief Executive Officer of the Company, and Paul E. Huck, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: 8 February 2005	/s/ John P. Jones III

John P. Jones III
Chief Executive Officer

/s/ Paul E. Huck

Paul E. Huck
Chief Financial Officer